SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 1997

                       INFORMATION ANALYSIS INCORPORATED
             (Exact name of Registrant as specified in its charter)

                                    0-22405
                            (Commission File Number)

  Virginia                                                   54-1167364
 (State or other jurisdiction of                            (IRS Employer
 incorporation or organization)                         Identification No.)

 11240 Waples Mill Road, #400
 Fairfax, VA                                                     22030
 (Address of principal executive offices)                      (Zip Code)

(Registrant's telephone number,
including area code)                                        (703) 383-3000

Item 4.  Changes in Registrant's Certifying Accountant.

On October 30, 1997, Information Analysis Incorporated (the "Company") terminated the engagement of Rubino & McGeehin, Chtd. ("Rubino & McGeehin") as its independent accountant. The reports of Rubino & McGeehin for either of the past two fiscal years ended December 31, 1995 and December 31, 1996, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1995 and December 31, 1996 and for all subsequent interim periods thereafter prior to the dismissal of Rubino & McGeehin, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Rubino & McGeehin, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

         The Company has provided to Rubino & McGeehin, prior to the filing with the Commission of this Form 8-K, a copy of the disclosures made in this Item 4(a).

         (b) Effective October 30, 1997, the Company engaged Ernst & Young, L.L.P. ("Ernst & Young") as its new independent accountant to audit the Company's financial statements. During the Company's two most recent fiscal years, and during any subsequent interim period prior to engaging Ernst & Young, the Company (or someone on its behalf) never consulted Ernst & Young regarding any matter.

Item 7.  Exhibits.

         The Following Exhibit is Made Part of This Report.

Exhibit No.                Description
-----------                -----------
16.1                       Letter from Rubino & McGeehin, Chtd. addressed to
                           the Securities and Exchange Commission stating its agreement with the statements made by the Company under Item 4 above.

                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Information Analysis Incorporated
(Registrant)

Date: October 30, 1997              By: /s/ Sandor Rosenberg
                                        _____________________
                                        Sandor Rosenberg, Chairman of the
                                        Board and Chief Executive Officer


                                    By: /s/ Richard S. DeRose
                                        _____________________
                                        Richard S. DeRose, Executive Vice
                                        President and Treasurer

                         [Rubino & McGeehin letterhead]



                                October 30, 1997

Office of the Chief Accountant
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

     We have been furnished with and read a copy of the response to Item 4 of the Form 8-K to be filed by our former client, Information Analysis Corporation, for the event that occurred on October 30, 1997. We agree with the statements made in response to that item insofar as they relate to our firm.

                                  Very truly yours,


                                  Rubino & McGeehin
                                  _____________________________
                                  Rubino & McGeehin, Chartered.
                                  Bethesda, Maryland